[USAA                      USAA BALANCED STRATEGY FUND
EAGLE
LOGO (R)]                SUPPLEMENT DATED MARCH 1, 2006
                            TO THE FUND'S PROSPECTUS
                              DATED OCTOBER 1, 2005

This supplement describes important changes affecting the USAA Balanced Strategy Fund (Fund). These changes were proposed by USAA Investment Management Company
(IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). On February 22, 2006, the Board approved IMCO's proposal to enter into new subadvisory agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) with respect to the U.S. stocks investment category of the Fund.

Loomis Sayles and BHMS expect to realign the portion of the Fund's assets allocated to each of them to reflect their proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2005 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST SENTENCE OF THE SECOND PARAGRAPH ON PAGE 2 OF THE PROSPECTUS.

We have retained Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) to serve as subadvisers of the rest of the Fund's stocks investment category. Wellington Management, Loomis Sayles, and BHMS are each responsible for managing the portion of the Fund's assets attributed to them.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 5 OF THE PROSPECTUS.

This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the Fund's assets, and March 1, 2006, which is the date on which Loomis Sayles and BHMS assumed day-to-day management of the portion of the Fund's assets attributed to them.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH UNDER THE HEADING "STOCKS" AND "WHAT TYPE OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?" ON PAGE 11 OF THE PROSPECTUS.

The stocks investment category will be invested primarily in domestic common stocks. To a much lesser extent, the portfolio may include some foreign stocks and real estate investment trusts (REITs).

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE CURRENT LANGUAGE UNDER "HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?" ON PAGE 12 OF THE PROSPECTUS.

WELLINGTON MANAGEMENT

Wellington Management will consider purchasing stocks that exhibit the following characteristics:

        |X|  superior market positions

        |X|  positive financial momentum accompanied by strong fundamentals

        |X|  sustainable revenue and earnings growth

        |X|  high-quality management team

        |X|  attractive valuation

Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches our target valuation.

In making the determination to buy or sell ETFs in the Fund's portfolio, we will consider a variety of technical and fundamental factors.

LOOMIS SAYLES

The Loomis Sayles multi cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success, and a shareholder orientation.

The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

BHMS

BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

DELETE THE HEADING "WELLINGTON MANAGEMENT" AT THE TOP OF PAGE 20 OF THE PROSPECTUS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH ON PAGE 20 OF THE PROSPECTUS.

We have entered into Investment Subadvisory Agreements with Wellington Management, Loomis Sayles, and BHMS, under which Wellington Management, Loomis Sayles, and BHMS provide day-to-day discretionary management of the portion of the Fund's stocks investment category attributed to them in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Wellington Management, Loomis Sayles, and BHMS are compensated directly by IMCO and not by the Fund.

INSERT THE HEADING "WELLINGTON MANAGEMENT" BEFORE THE SECOND PARAGRAPH ON PAGE 20 OF THE PROSPECTUS.

DELETE THE THIRD PARAGRAPH ON PAGE 20 OF THE PROSPECTUS.

INSERT THE FOLLOWING INFORMATION AFTER THE SECOND LINE ON PAGE 21 OF THE PROSPECTUS.

LOOMIS SAYLES

Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management U.S. Group, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of December 31, 2005, managed more than $74.5 billion in client assets.

The Loomis Sayles multi cap growth portfolio management team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group and research from the Loomis Sayles' mid cap growth and small cap growth product teams.

MR. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since March 2006. Education: B.A. in Economics, University of Vermont; M.A. in Economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

MRS. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since March 2006. Education: B.A. in Economics, Middlebury College. Mrs. Czekanski holds the Chartered Financial Analyst (CFA) designation.

MR. SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 and has managed the Fund since March 2006. Education: B.A. and M.S.M. in Economics, Oakland University. Mr. Skaggs holds the Chartered Financial Analyst (CFA) designation.

BHMS

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of December 31, 2005, the firm managed more than $55.38 billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio managers are Tim Culler and Mark Giambrone.

TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 20 years of investment management experience and has managed the Fund since March 2006. Education: B.A. and M.A., Miami University in Ohio. Mr. Culler holds the Chartered Financial Analyst (CFA) designation.

MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 12 years of investment management experience and has managed the Fund since March 2006. Education: B.S. in Accounting, Indiana University; M.B.A., University of Chicago.

JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004. Education: B.S., University of South Carolina.

RICHARD A. ENGLANDER, CFA, joined BHMS as a principal in April 1985. He has over 42 years of investment management experience and has managed the Fund since March 2006. Education: B.S., Pennsylvania State University; M.B.A., the Wharton School of the University of Pennsylvania. Mr. Englander holds the Chartered Financial Analyst (CFA) designation.

RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 28 years of investment management experience and has managed the Fund since July 2004. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. Education: B.A. and M.B.A., University of Texas.

ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 33 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in Finance, Drexel University. Mr. Chambers holds the Chartered Financial Analyst (CFA) designation.


                                    * * * * *
                                                                      53567-0306

[USAA
EAGLE
LOGO (R)]                USAA CORNERSTONE STRATEGY FUND

                         SUPPLEMENT DATED MARCH 1, 2006
                            TO THE FUND'S PROSPECTUS
                              DATED OCTOBER 1, 2005


At its meeting on February 22, 2006, the Cornerstone Strategy Fund's Board of Trustees revised the Fund's investment target ranges as follows:

                                                  PERCENTAGE TARGET RANGE
                                                      OF NET ASSETS
       INVESTMENT CATEGORY                         OLD              NEW
  U.S. Stocks                                    15-70%              Same
  International Stocks                            5-30%             5-70%
  U.S. Government Securities                      5-50%              Same
  Real Estate Securities                          0-20%              Same
  Precious Metals and Minerals Securities         0-10%              Same

At its meeting, the Board also replaced Wellington Management Company, LLP as the subadviser of the real estate securities portion of the Fund with Mark Johnson of USAA Investment Management Company, effective March 1, 2006. As a result, the Fund's prospectus is revised as follows:

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE CURRENT LANGUAGE UNDER "HOW ARE THE DECISIONS TO BUY AND SELL REAL ESTATE SECURITIES MADE?" ON PAGES 19-20 OF THE PROSPECTUS.

In selecting stocks for the Fund, we seek to invest in companies that are attractively priced relative to an assessment of net asset value, while recognizing that considerations relating to the competitive position of a company's assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to net asset value that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company's fundamentals.

INSERT THE FOLLOWING INFORMATION AFTER THE SUBHEADING "PRECIOUS METALS AND MINERALS SECURITIES" ON PAGE 23 OF THE PROSPECTUS.

AND REAL ESTATE SECURITIES

INSERT THE FOLLOWING INFORMATION AT THE END OF THE FIRST SENTENCE UNDER THE SUBHEADING "IMCO" ON PAGE 23 OF THE PROSPECTUS.

and the Real Estate Securities investment category since March 2006.

DELETE THE WORDS "REAL ESTATE SECURITIES" LISTED IN THE SUBHEADING "U.S. STOCKS, REAL ESTATE SECURITIES, AND INTERNATIONAL STOCKS" ON PAGE 24 OF THE PROSPECTUS.

DELETE THE PARAGRAPH RELATED TO "REAL ESTATE SECURITIES" ON PAGE 26 OF THE PROSPECTUS.

                                                                      53565-0306

[USAA                         USAA INVESTMENT TRUST
EAGLE                    SUPPLEMENT DATED MARCH 1, 2006
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED OCTOBER 1, 2005
                        AS SUPPLEMENTED DECEMBER 1, 2005



THIS SUPPLEMENT SUPERCEDES AND REPLACES THE SUPPLEMENT DATED JANUARY 3, 2006, TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 2005 AS SUPPLEMENTED DECEMBER 1, 2005.

INSERT THE FOLLOWING INFORMATION AS THE FIRST SENTENCE UNDER THE SECOND PARAGRAPH UNDER "SUBADVISORY AGREEMENTS" ON PAGE 39.

The Subadvisory Agreements for the Balanced Strategy Fund with respect to Loomis, Sayles & Company, L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) will remain in effect until February 28, 2008.

DELETE THE FOURTH PARAGRAPH UNDER "SUBADVISORY AGREEMENTS" ON PAGE 39 AND REPLACE WITH THE FOLLOWING INFORMATION.

         For  the  Balanced   Strategy   Fund,  the  Manager  has  entered  into
Subadvisory Agreements with Wellington Management Company, LLP (Wellington Management), Loomis Sayles, and BHMS.

         The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of certain USAA Funds' assets investable in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these Funds' assets investable in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active in the firm. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.

         The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management U.S. Group, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of December 31, 2005, managed more than $74.5 billion in client assets.
         The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Balanced Strategy Fund, Value Fund, and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of December 31, 2005, the firm managed more than $55.38 billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

DELETE THE THIRD, FOURTH, SIXTH, AND SEVENTH FULL PARAGRAPHS UNDER "SUBADVISORY AGREEMENTS" ON PAGE 40 AND REPLACE WITH THE FOLLOWING INFORMATION.

         The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund and the Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law.

         The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the portion of the Cornerstone Strategy Fund that MFSIM manages. MFSIM is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

         For the International Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the MFSIM Funds.

         For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the MFSIM Funds.

DELETE ANY REFERENCE TO JAMES P. HOFFMAN ON PAGE 46.


                                                                      53569-0306